Business acquisitions and development projects (Tables)	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Schedule of Acquisition of Noncontrolling Interest
As a result of the transaction, the Generation Group now owns 100% of Wind Portfolio SponsorCo’s Class B partnership units resulting in the elimination of the non-controlling interest in respect of the Class B partnership units of Wind Portfolio SponsorCo as follows:

Elimination of non-controlling interest in Class B partnership units	$205,796
Non-controlling interest portion of currency translation adjustment recorded to AOCI	(21,029)
Non-controlling interest portion of unrealized gain on cash flow hedges recorded to AOCI	(2,543)
Decrease in deferred income tax asset	(32,551)
Additional paid-in capital	(22,552)
Cash	$127,121